Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases
Note 8. Leases
Operating Leases
The Company leases various office and research and development facilities under operating lease agreements that expire at various dates through October 2050. Under the terms of the agreements, the Company is responsible for certain insurance, property taxes and maintenance expenses. The Company recognizes rent expense on a straight-line basis over the term of the operating leases. Any difference between cash payments required and rent expense is recorded as deferred rent. Rent expense for 2021 and 2020 was $5.7 million and $4.7 million, respectively.
Aggregate future minimum lease payments required under the operating leases at December 31, 2021 are as follows (in thousands):

Years ending December 31,	Amount
2022	$5,543
2023	4,315
2024	3,517
2025	718
2026	654
2027 and thereafter	3,136

Total minimum future lease payments, operating leases	$17,883

Capital Leases
The Company purchased equipment with total gross book value of $4.1 million under capital lease agreements, of which $0.9 million and nil was purchased during 2021 and 2020, respectively. Interest rates for the capital leases have ranged from 3.95% to 22.10% per annum. Accumulated depreciation for equipment acquired under the capital leases was $1.1 million and $0.7 million as of December 31, 2021 and 2020, respectively.
Aggregate future minimum principal lease payments under the capital leases at December 31, 2021 are as follows (in thousands):

Years ending December 31,	Amount
2022	$771
2023	248
2024	183
2025	110
2026	98
2027 and thereafter	33

Total payments	1,443
Less current portion	(771)

Noncurrent portion	$672